Exhibit 1.2

FIRST AMENDMENT TO EQUITY DISTRIBUTION AGREEMENT

July 30, 2025

To:

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

Truist Securities, Inc.

50 Hudson Yards, 70th Floor

New York, New York 10001

Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

As Managers

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Bank of America, N.A.

One Bryant Park

New York, New York 10036

The Toronto-Dominion Bank

c/o TD Securities (USA) LLC, as agent

1 Vanderbilt Avenue

New York, New York 10017

Truist Bank

50 Hudson Yards, 70th Floor

New York, New York 10001

Wells Fargo Bank, National Association

c/o Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

As Forward Purchasers

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

Truist Securities, Inc.

50 Hudson Yards, 70th Floor

New York, New York 10001

Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

As Forward Sellers

Ladies and Gentlemen:

Reference is hereby made to the Equity Distribution Agreement, dated July 29, 2022 (the “Distribution Agreement”), by and among Piedmont Realty Trust, Inc., a Maryland corporation (the “Company”), Piedmont Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership” and, together with the Company, the “Transaction Entities”), J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (each, in its capacity as sales agent in connection with the offering and sale of Issuance Shares (as defined in the Distribution Agreement), a “Manager” and collectively, the “Managers”); JPMorgan Chase Bank, National Association, Morgan Stanley & Co. LLC, Bank of America, N.A., The

Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association (each, in its capacity as purchaser under any Forward Contract (as defined in the Distribution Agreement), a “Forward Purchaser” and collectively, the “Forward Purchasers”) and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (each, as agent for its affiliated Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares (as defined in the Distribution Agreement), a “Forward Seller” and collectively, the “Forward Sellers”), which shall be amended as set forth in this First Amendment to Equity Distribution Agreement (this “First Amendment” and, the Distribution Agreement as amended by this First Amendment, this “Agreement”). Capitalized terms used herein and not defined have the respective meanings set forth in the Distribution Agreement.

The Distribution Agreement contemplates the offering and sale of Shares pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-266389). The Company has filed with the Commission (i) an automatic shelf registration statement on Form S-3 (File No. 333-289089) relating to, among other things, the Company’s Common Stock (which new registration statement became effective upon the filing thereof with the Commission on the date hereof) and (ii) a prospectus supplement, dated July 30, 2025, relating to the Shares and an accompanying prospectus, dated July 30, 2025.

The parties hereto hereby agree that, from and after the date hereof:

1.	Scotia Capital (USA) Inc. shall be removed as a Manager and Forward Seller and The Bank of Nova Scotia shall be removed as a Forward Purchaser; and

2.	the second paragraph of the introduction of the Distribution Agreement shall be replaced in its entirety with the following:

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (File No. 333-289089), including a prospectus, on Form S-3, relating to the securities (the “Shelf Securities”), including the Shares, to be offered from time to time by the Company. The registration statement as of its most recent effective date, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”, and the related prospectus covering the Shelf Securities and filed as part of the Registration Statement, together with any amendments or supplements thereto (other than a prospectus supplement relating solely to the offering of Shelf Securities other than the Shares) as of the most recent effective date of the Registration Statement, is hereinafter referred to as the “Basic Prospectus”. “Prospectus Supplement” means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof, in the form furnished by the Company to the Managers, the Forward Purchasers and the Forward Sellers in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus” means the Basic Prospectus, as supplemented by the Prospectus Supplement and the most recent Interim Prospectus Supplement (as defined in Section 6(b) below), if any. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. “Permitted Free Writing Prospectuses”

means the documents listed on Schedule I hereto or otherwise approved in writing by the Managers, the Forward Purchasers and the Forward Sellers in accordance with Section 6(a), and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement”, “Basic Prospectus”, “Prospectus Supplement”, “Interim Prospectus Supplement” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement”, “amendment” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, any Interim Prospectus Supplement or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein (the “Incorporated Documents”).

The parties hereto hereby further agree that (i) notwithstanding the foregoing, each reference to a “Registration Statement,” “Prospectus,” “Prospectus Supplement,” “Interim Prospectus Supplement,” “General Disclosure Package” or “Permitted Free Writing Prospectus” in Section 8 of the Distribution Agreement shall be deemed to include each such Registration Statement, Prospectus, Prospectus Supplement, Interim Prospectus Supplement, General Disclosure Package and Permitted Free Writing Prospectus utilized by the Transaction Entities in connection with the issuance of Shares pursuant to the Distribution Agreement and this Agreement and (ii) the Distribution Agreement, as amended hereby, shall otherwise remain in full force and effect.

This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or any other rapid transmission device designed to produce a written record of the communication transmitted shall be as effective as delivery of a manually executed counterpart thereof. The words “execution,” “executed,” “signed,” signature” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

[signature pages follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Partnership a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement between the Company, the Operating Partnership, the Managers, the Forward Purchasers and the Forward Sellers in accordance with its terms.

Very truly yours,

PIEDMONT REALTY TRUST, INC.

By:	/s/ Sherry L. Rexroad
Name:	Sherry L. Rexroad
Title:	Chief Financial Officer and Executive Vice President

PIEDMONT OPERATING PARTNERSHIP, LP

By:	/s/ Sherry L. Rexroad
Name:	Sherry L. Rexroad
Title:	Chief Financial Officer and Executive Vice President

[Signature Page to First Amendment to Equity Distribution Agreement]

Accepted as of the date first written above.

J.P. MORGAN SECURITIES LLC
As Manager

By:	/s/ Sanjeet Dewal
Name:	Sanjeet Dewal
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

MORGAN STANLEY & CO. LLC
As Manager

By:	/s/ Eric Rosenblum
Name:	Eric Rosenblum
Title:	Executive Director

[Signature Page to First Amendment to Equity Distribution Agreement]

BOFA SECURITIES, INC.
As Manager

By:	/s/ Chris Djoganopoulos
Name:	Chris Djoganopoulos
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

TD SECURITIES (USA) LLC
As Manager

By:	/s/ Christopher Obalde
Name:	Christopher Obalde
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

TRUIST SECURITIES, INC.
As Manager

By:	/s/ Geoffrey Fennel
Name:	Geoffrey Fennel
Title:	Director

[Signature Page to First Amendment to Equity Distribution Agreement]

WELLS FARGO SECURITIES, LLC
As Manager

By:	/s/ Rohit Mehta
Name:	Rohit Mehta
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
As Forward Purchaser

By:	/s/ Sanjeet Dewal
Name:	Sanjeet Dewal
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

MORGAN STANLEY & CO. LLC
As Forward Purchaser

By:	/s/ Eric Rosenblum
Name:	Eric Rosenblum
Title:	Executive Director

[Signature Page to First Amendment to Equity Distribution Agreement]

BANK OF AMERICA, N.A.
As Forward Purchaser

By:	/s/ Christine Roemer
Name:	Christine Roemer
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

THE TORONTO-DOMINION BANK
As Forward Purchaser

By:	/s/ Christopher Obalde
Name:	Christopher Obalde
Title:	Authorized Signatory

[Signature Page to First Amendment to Equity Distribution Agreement]

TRUIST BANK
As Forward Purchaser

By:	/s/ Michael Collins
Name:	Michael Collins
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
As Forward Purchaser

By:	/s/ Kevin Brillhart
Name:	Kevin Brillhart
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

J.P. MORGAN SECURITIES LLC
As Forward Seller

By:	/s/ Sanjeet Dewal
Name:	Sanjeet Dewal
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

MORGAN STANLEY & CO. LLC
As Forward Seller

By:	/s/ Ellen Weinstein
Name:	Ellen Weinstein
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

BOFA SECURITIES, INC.
As Forward Seller

By:	/s/ Chris Djoganopoulos
Name:	Chris Djoganopoulos
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

TD SECURITIES (USA) LLC
As Forward Seller

By:	/s/ Christopher Obalde
Name:	Christopher Obalde
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]

TRUIST SECURITIES, INC.
As Forward Seller

By:	/s/ Geoffrey Fennel
Name:	Geoffrey Fennel
Title:	Director

[Signature Page to First Amendment to Equity Distribution Agreement]

WELLS FARGO SECURITIES LLC
As Forward Seller

By:	/s/ Rohit Mehta
Name:	Rohit Mehta
Title:	Managing Director

[Signature Page to First Amendment to Equity Distribution Agreement]